LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

Kemper High Yield Opportunity Fund
Kemper High Yield Fund II

KEMPER HIGH YIELD FUNDS

                                          "... We focused on larger, more liquid
                                    bond issues and on companies with relatively
                                     solid cash flow and proven management. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
25
FINANCIAL STATEMENTS
28
FINANCIAL HIGHLIGHTS
32
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER HIGH YIELD OPPORTUNITY FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                    KEMPER HIGH YIELD           KEMPER HIGH YIELD       LIPPER HIGH CURRENT YIELD
KEMPER HIGH YIELD OPPORTUNITY FUND CLASS A      OPPORTUNITY FUND CLASS B    OPPORTUNITY FUND CLASS C     FUNDS CATEGORY AVERAGE*
------------------------------------------      ------------------------    ------------------------    -------------------------
-0.51                                                     -0.94                       -0.93                       1.09

 KEMPER HIGH YIELD FUND II
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER HIGH YIELD FUND      KEMPER HIGH YIELD FUND     LIPPER HIGH CURRENT YIELD
KEMPER HIGH YIELD FUND II CLASS A                      II CLASS B                  II CLASS C            FUNDS CATEGORY AVERAGE*
---------------------------------                ----------------------      ----------------------     -------------------------
0.53                                                      0.15                        0.15                        1.09

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD OPPORTU-
    NITY FUND CLASS A                 $7.85     $8.33
 .........................................................
    KEMPER HIGH YIELD OPPORTU-
    NITY FUND CLASS B                 $7.85     $8.33
 .........................................................
    KEMPER HIGH YIELD OPPORTU-
    NITY FUND CLASS C                 $7.85     $8.34
 .........................................................

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS A                           $8.35     $8.76
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS B                           $8.35     $8.77
 .........................................................
    KEMPER HIGH YIELD FUND II
    CLASS C                           $8.35     $8.77
 .........................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
HIGH YIELD BONDS INVOLVE A GREATER RISK TO PRINCIPAL AND INCOME THAN HIGHER QUALITY BONDS, AND THAT IS WHY THIS FUND IS DESIGNED FOR AGGRESSIVE LONG TERM INVESTING.

 KEMPER HIGH YIELD OPPORTUNITY FUND
 RANKINGS AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #301 of 349 funds     #318 of 349 funds     #315 of 349 funds
 ..........................................................................................

 KEMPER HIGH YIELD II FUND
 RANKINGS AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #231 of 349 funds     #249 of 349 funds     #249 of 349 funds
 ..........................................................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES: IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF MARCH 31, 2000.

      KEMPER HIGH YIELD
      OPPORTUNITY FUND           CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:             $0.446               $0.4109               $0.4111
 ...............................................................................................
    MARCH DIVIDEND:               $0.071               $0.0655               $0.0655
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           10.85%                10.01%                10.01%
 ...............................................................................................
    SEC YIELD+:                   10.21%                9.85%                 9.67%
 ...............................................................................................

      KEMPER HIGH YIELD
           FUND II               CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:             $0.462               $0.4293               $0.4293
 ...............................................................................................
    MARCH DIVIDEND:               $0.077               $0.0719               $0.0719
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           11.07%                10.33%                10.33%
 ...............................................................................................
    SEC YIELD+:                   10.57%                10.30%                10.28%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[HARRY RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DAN DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD OPPORTUNITY FUND. A CERTIFIED FINANCIAL ANALYST, HE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON THE MARKET AND OTHER CONDITIONS.

ALTHOUGH THE YIELD-TO-MATURITY OF MANY HIGH-YIELD BONDS WAS MORE THAN DOUBLE THAT OF COMPARABLE-MATURITY TREASURIES AS OF MARCH 31, PORTFOLIO MANAGER HARRY RESIS SAYS IT MAY BE A WHILE BEFORE THE HIGH-YIELD MARKET CAN STAGE A STRONG, SUSTAINED REBOUND. RESIS DISCUSSES HIS POSITIONING OF THE FUNDS SINCE SEPTEMBER AND OFFERS HIS VIEW ON WHAT'S AHEAD FOR THE BALANCE OF FISCAL YEAR 2000.

Q     HOW DID THE HIGH-YIELD MARKET BEHAVE AND THE FUNDS PERFORM DURING THE
FIRST HALF OF FISCAL YEAR 2000?

A     On an absolute basis, the returns from high-yield bonds were unattractive for the six months ended March 31, 2000. The total return of the unmanaged Merrill Lynch High Yield Master Index, a group of lower-rated bonds that vary in quality, was -0.30 percent for the period. The price component of the index fell
4.61 percent. For many high yield investors, preserving capital was a challenge as income did not offset losses in principal value.

  For the six months ended March 31, Kemper High Yield Fund II provided a positive return of 0.53 percent, outperforming the index (for Class A shares at net asset value). Kemper High Yield Opportunity Fund's return was -0.51 percent for the period (for Class A shares at net asset value). Kemper High Yield Opportunity Fund's weaker performance resulted from a more concentrated portfolio and modestly greater exposure to high-yield bonds issued by smaller companies in commodity-oriented and highly regulated sectors that did not retain their value as well as the overall high-yield market.

  One reason for the high-yield market's weakness was anemic investor demand. This past autumn and winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high yield holdings and redeploy assets. As the U.S. economy enjoyed the best of times, some investors behaved as if high-yield bonds faced the worst of times. However, after a strong fourth quarter in calendar year 1999, many stocks suffered a sharp retreat in the early months of 2000. In fact, in January and February, high yield bonds outperformed the unmanaged Standard & Poor's 500 index.

Q     COULD YOU DESCRIBE HOW THE FUNDS WERE POSITIONED DURING THE PERIOD?

A     In a difficult environment, we believed success depended on not losing sight of the fact that the fundamental underpinnings of the high-yield debt market were sound. Since mid-1999, bond default rates dropped and commodity prices rebounded, helping many "old economy" companies meet debt payments. During the period, we focused primarily on high-yield securities; on larger, more liquid bond issues; and on companies with relatively solid cash flow and proven management.

  Throughout calendar year 1999, we reduced the number of holdings in each fund, eliminating weak, less liquid securities. As shown in the Credit Quality table, we reduced the percentage of Kemper High Yield Opportunity Fund's portfolio invested in unrated bonds from 7 percent in September to 3 percent as of

PERFORMANCE UPDATE

March 31. We also increased our positioning in closed-end equity, preferred stock and convertible securities to 12 percent as of March 31 from 4 percent six months earlier. We believed these securities were undervalued and had exceptionally attractive yields. Within Kemper High Yield Fund II, we held a position in Treasury notes, and this helped the fund outperform its benchmark during the first half of fiscal year 2000.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Yields in the high-yield market have increased dramatically since
September 1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to more than 630 basis points (6.3 percent). Given that 10-year Treasury bonds yielded 6.02 percent as of March 31, 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk.
  Strong economic growth prompted the Federal Reserve to raise its short-term interest rate target three times since September by a total of 75 basis points (0.75 percent) to 6.00 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of intermediate-term (two to 10-year) bonds. Along with high-yield bonds, prices of intermediate, investment- grade corporate bonds and other non-Treasury debt generally fell.

  The fund's yield rose during the first half of fiscal 2000, but like the rest of the market, we struggled to preserve principal. Health care bonds were a particularly weak sector due to changes in government reimbursement policies. Bonds issued by small companies also did not fare as well as bonds issued by large, established corporations.

Q     WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A     For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 index during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it

HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES
March 31, 1995 to March 31, 2000
[LINE CHART]

                                       MERRILL LYNCH
                                        GLOBAL BOND            TEN YEAR
                                          INDICES             TREASURIES
                                       -------------          ----------
3/95                                       10.531               7.196
                                            9.889               6.203
                                           10.079               6.182
                                            9.762               5.572
3/96                                        9.796               6.327
                                            9.989               6.711
                                            9.595               6.703
                                            9.385               6.418
3/97                                        9.665               6.903
                                            9.055               6.500
                                            8.580               6.102
                                            8.600               5.741
3/98                                        8.391               5.654
                                            8.812               5.446
                                           10.276               4.420
                                           10.304               4.648
3/99                                       10.365               5.242
                                           10.518               5.780
                                           10.952               5.877
                                           11.021               6.442
3/00                                       11.922               6.004

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH
INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

HIGH-YIELD BOND PERFORMANCE
VS. S&P 500 INDEX
During Months When The S&P 500 Declined 1987 to 2000
[LINE CHART]

                                                          MERRILL LYNCH HIGH
                                                             YIELD MASTER
                                          S&P 500               INDEX*
                                          -------         ------------------
10/87                                      -2.67                -21.53
11/87                                       2.53                 -8.24
11/90                                      -1.95                 -6.71
8/90                                       -3.83                 -9.03
8/97                                       -0.17                 -5.60
8/98                                       -4.32                -14.45
1/00                                       -0.38                 -5.02

10/87, 11/87, 11/90, 8/90, 8/97, 8/98 AND 1/00
SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH
* THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q     WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A     At some point, we believe there is potential for equity-like returns from high-yield securities and higher bond prices. What we really need is greater investor interest in the asset class. Overall, several positive trends remain in place. First, a robust U.S. economy is helping debtors meet their bond obligations. Second, the default rate for high-yield bonds has been declining since the end of the second quarter of 1999. And finally, continued stock market volatility may prompt some investors to revisit fixed-income alternatives.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIOS FOR THE ROAD AHEAD?

A     Within each fund, we are focusing our research efforts in sectors and companies where we think we have a competitive advantage. We believe maintaining a more concentrated portfolio of companies we closely monitor is a lot better than having 400 or 500 holdings, which we think increases the likelihood of having more holdings go into default. Also, each fund's duration -- or sensitivity to changes in interest rates -- was slightly lower as of March 31 than at September 30. If the U.S. economy continues to grow at a reasonable pace, we think this strategy should leave us well positioned to achieve the funds' objectives.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one-to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10-to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD OPPORTUNITY FUND

                PORTFOLIO COMPOSITION BY SECTOR*               ON 3/31/00
    TELECOMMUNICATIONS                                             24%
 ................................................................................
    BASIC INDUSTRY                                                 23
 ................................................................................
    CONSUMER CYCLICALS                                             14
 ................................................................................
    MEDIA                                                          13
 ................................................................................
    CLOSED-END HIGH-YIELD EQUITIES                                  7
 ................................................................................
    CONSUMER NONCYCLICALS                                           6
 ................................................................................
    CAPITAL GOODS                                                   6
 ................................................................................
    TRANSPORTATION                                                  2
 ................................................................................
    TECHNOLOGY                                                      1
 ................................................................................
    ENERGY                                                          1
 ................................................................................
    CASH AND EQUIVALENTS                                            3
--------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

                 QUALITY               ON 3/31/00              ON 9/30/99
    BB                                      8%                     12%
 ................................................................................
    B                                      76                      71
 ................................................................................
    BELOW B                                13                      10
 ................................................................................
    NOT RATED                               3                       7
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                                       ON 3/31/00              ON 9/30/99
    AVERAGE MATURITY                   6.4 years               6.8 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND II

                PORTFOLIO COMPOSITION BY SECTOR*               ON 3/31/00
    TELECOMMUNICATIONS                                             23%
 ................................................................................
    CONSUMER CYCLICALS                                             19
 ................................................................................
    MEDIA                                                          14
 ................................................................................
    BASIC INDUSTRY                                                 12
 ................................................................................
    CAPITAL GOODS                                                  11
 ................................................................................
    U.S. TREASURIES                                                 8
 ................................................................................
    CONSUMER NONCYCLICALS                                           4
 ................................................................................
    TECHNOLOGY                                                      3
 ................................................................................
    TRANSPORTATION                                                  1
 ................................................................................
    ENERGY                                                          1
 ................................................................................
    CASH AND EQUIVALENTS                                            4
--------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

                 QUALITY               ON 3/31/00              ON 9/30/99
    AAA                                     8%                     --
 ................................................................................
    BBB                                     1                       1%
 ................................................................................
    BB                                     16                      17
 ................................................................................
    B                                      69                      70
 ................................................................................
    BELOW B                                 6                      12
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                                       ON 3/31/00              ON 9/30/99
    AVERAGE MATURITY                   6.9 years               6.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD OPPORTUNITY FUND
Portfolio of Investments at March 31, 2000 (unaudited)

CORPORATE BONDS--88.5%                                                               PRINCIPAL AMOUNT      VALUE
CONSUMER DISCRETIONARY--15.7%

                                       AFC Enterprises, 10.250%, 05/15/2007             $  510,000      $   494,700
                                       AMF Bowling, Inc., Step-up Coupon, 0% to
                                         03/15/2001, 12.250% to 03/15/2006                 645,000          161,250
                                       Avondale Mills, 10.250%, 05/01/2006                 274,000          257,560
                                       Boca Resorts, Inc., 9.875%, 04/15/2009              400,000          364,000
                                       Cole National Group Inc., 8.625%, 08/15/2007        230,000          165,600
                                       Cole National Group Inc., 9.875%, 12/31/2006         60,000           46,800
                                       Guitar Center Management, 11.000%,
                                         07/01/2006                                        330,000          323,400
                                       Hines Horticulture, Inc., 11.750%,
                                         10/15/2005                                        450,000          441,000
                                       Hollywood Entertainment Corp., Series B,
                                         10.630%, 08/15/2004                               400,000          352,000
                                       J. Crew Group, Step-up Coupon, 0% to
                                         10/15/2002, 13.125% to 10/15/2008                  50,000           28,000
                                       J. Crew Group, 10.375%, 10/15/2007                  370,000          327,450
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                        150,000          146,625
                                       Perkins Finance, L.P., 10.125%, 12/15/2007          250,000          242,500
                                       Pillowtex Corp., 9.000%, 12/15/2007                 410,000          147,600
                                       Regal Cinemas, Inc., 9.500%, 06/01/2008             500,000          210,000
                                       Restaurant Co., Step-up Coupon, 0% to
                                         05/15/2003, 11.250% to 05/15/2008                 190,000          114,000
                                       Sealy Mattress Co., Step-up Coupon, 0% to
                                         12/15/2002, 10.875% to 12/15/2007                 670,000          465,650
                                       Specialty Retailers, Inc., 9.000%,
                                         07/15/2007                                        200,000           10,000
                                       --------------------------------------------------------------------------------
                                                                                                          4,298,135
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--.9%
                                       Grove Worldwide LLC, 9.250%, 05/01/2008             115,000           52,900
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 05/01/2008                               190,000          182,400
                                       --------------------------------------------------------------------------------
                                                                                                            235,300
-----------------------------------------------------------------------------------------------------------------------

HEALTH--.1%
                                       Mariner Post-Acute Network, Inc., Step-up
                                         Coupon, 0% to 11/01/2002, 10.500% to
                                         11/01/2007                                        510,000            5,100
                                       Vencor, Inc., 9.875%, 05/01/2005*                    55,000           10,450
                                       --------------------------------------------------------------------------------
                                                                                                             15,550
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--21.6%
                                       21st Century Telecom Group, Inc., Step-up
                                         Coupon, 0% to 02/15/2003, 12.250% to
                                         02/15/2008                                        240,000          165,600
                                       21st Century Telecom Group, Inc., 13.750%,
                                         02/15/2010                                         59,000           53,100
                                       Allegiance Telecom, Inc., 12.875%,
                                         05/15/2008                                        220,000          235,400
                                       Crown Castle International Corp., Step-up
                                         Coupon, 0% to 11/15/2002, 10.625% to
                                         11/15/2007                                        205,000          141,450
                                       Crown Castle International Corp., 9.500%,
                                         08/01/2011                                        100,000           91,000
                                       Crown Castle International Corp., Step-up
                                         Coupon, 0% to 08/01/2004, 11.25% to
                                         08/01/2011                                         90,000           51,975
                                       Esprit Telecom Group, PLC, 10.875%,
                                         06/15/2008                                        110,000           95,700
                                       Esprit Telecom Group, PLC, 11.500%,
                                         12/15/2007                                        330,000          293,700

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Global Crossing Holdings Ltd., 9.500%,
                                         11/15/2009                                     $  240,000      $   232,200
                                       Global Telesystems Group, 9.875%, 02/15/2005        230,000          186,300
                                       Hermes Europe Railtel BV, 11.500%,
                                         08/15/2007                                         40,000           37,600
                                       Impsat Corp., 12.375%, 06/15/2008                   155,000          136,400
                                       KMC Telecom Holdings, Inc., Step-up Coupon,
                                         0% to 02/15/2003, 12.500% to 02/15/2008           480,000          271,200
                                       KMC Telecom Holdings, Inc., 13.500%,
                                         05/15/2009                                        220,000          213,400
                                       MGC Communications, 13.000%, 10/01/2004             310,000          325,500
                                       Nextel Communications, Inc., Step-up Coupon,
                                         0% to 02/15/2003, 9.950% to 02/15/2008            110,000           74,800
                                       Nextel Communications, Inc., Step-up Coupon,
                                         0% to 10/31/2002, 9.750% to 10/31/2007            120,000           84,000
                                       Nextel Communications, Inc., 9.375%,
                                         11/15/2009                                        270,000          249,075
                                       Nextlink Communications, Inc., Step-up
                                         Coupon, 0% to 04/15/2003, 9.450% to
                                         04/15/2008                                         40,000           23,800
                                       Nextlink Communications, Inc., 10.750%,
                                         11/15/2008                                        130,000          125,125
                                       Nextlink Communications, Inc., 12.500%,
                                         04/15/2006                                         80,000           82,400
                                       Primus Telecommunications Group, 11.250%,
                                         01/15/2009                                         70,000           64,400
                                       Primus Telecommunications Group, 11.750%,
                                         08/01/2004                                        540,000          518,400
                                       Primus Telecommunications Group, 12.750%,
                                         10/15/2009                                         10,000            9,700
                                       Rogers Cantel, 9.750%, 06/01/2016                   170,000          184,025
                                       SBA Communications Corp., Step-up Coupon, 0%
                                         to 03/01/2003, 12.000% to 03/01/2008              110,000           70,950
                                       Telecorp PCS, Inc., Step-up-Coupon, 0% to
                                         04/15/2004, 11.625 to 04/15/2009                  650,000          399,750
                                       Teligent, Inc., 11.500%, 12/01/2007                 280,000          252,000
                                       Tritel PCS Inc., Step-up Coupon, 0% to
                                         05/01/2004, 12.75% to 05/15/2009                  260,000          159,900
                                       Triton Communications, L.L.C., Step-up
                                         Coupon, 0% to 05/01/2003, 11.000% to
                                         05/01/2008                                      1,460,000          989,150
                                       U.S. Xchange, L.L.C., 15.000%, 07/01/2008           110,000           81,400
                                       Viatel, Inc., 11.250%, 04/15/2008                    55,000           49,775
                                       --------------------------------------------------------------------------------
                                                                                                          5,949,175
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--2.7%
                                       Spectrasite Holdings, Inc., Step-up Coupon,
                                         0% to 04/15/2004, 11.250% to 04/15/2009           500,000          273,750
                                       Spectrasite Holdings, Inc., Step-up Coupon,
                                         0% to 07/15/2003, 12.000% to 07/15/2008           580,000          359,600
                                       Spectrasite Holdings, Inc., 10.750%,
                                         03/15/2010                                        100,000           96,000
                                       --------------------------------------------------------------------------------
                                                                                                            729,350

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

MEDIA--13.0%
                                       AMFM, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 12.750% to 02/01/2009              $  110,000      $    97,900
                                       AMFM, Inc., 8.000%, 11/01/2008                      330,000          325,875
                                       AMFM, Inc., 9.000%, 10/01/2008                      100,000           99,750
                                       American Lawyer Media, Inc., 9.750%,
                                         12/15/2007                                        330,000          304,425
                                       Avalon Cable Holdings LLC, Step-up coupon,
                                         0% to 12/01/2003, 11.875% to 12/01/2008           200,000          126,000
                                       CSC Holdings, Inc., 8.125%, 08/15/2009               54,000           52,785
                                       CSC Holdings, Inc., 9.250%, 11/01/2005              100,000          101,500
                                       CSC Holdings, Inc., 10.500%, 05/15/2016              60,000           64,200
                                       Charter Communication Holdings LLC, 8.250%,
                                         04/01/2007                                        350,000          313,250
                                       Charter Communications Holdings LLC, Step-Up
                                         Coupon, 0% to 04/01/2004, 9.92% to
                                         04/01/2011                                        380,000          209,000
                                       Charter Communications Holdings LLC,
                                         10.000%, 04/01/2009                               100,000           96,000
                                       Diamond Cable Communications, PLC, Step-up
                                         Coupon, 0% to 02/15/2002, 10.750% to
                                         02/15/2007                                        200,000          152,000
                                       Diamond Cable Communications, PLC, Step-up
                                         Coupon, 0% to 12/15/2000, 11.750% to
                                         12/15/2005                                         50,000           46,500
                                       NTL Communications Corp., Step-up Coupon 0%
                                         to 10/01/2003, 12.375% to 10/01/2008               50,000           32,750
                                       NTL, Inc., 11.500%, 10/01/2008                      255,000          260,100
                                       Panavision, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006                  370,000          188,700
                                       Renaissance Media Group, Step-up Coupon, 0%
                                         to 04/15/2003, 10.000% to 04/15/2008              130,000           84,500
                                       Star Choice Communications, Inc., 13.000%,
                                         12/15/2005                                         50,000           50,750
                                       TeleWest Communications, PLC, Step-up
                                         Coupon, 0% to 10/01/2000, 11.000% to
                                         10/01/2007                                         95,000           88,588
                                       TeleWest Communications, PLC, 9.625%,
                                         10/01/2006                                         80,000           78,400
                                       TeleWest Communications, PLC, 11.250%,
                                         11/01/2008                                        140,000          143,500
                                       Transwestern Publishing, Step-up Coupon, 0%
                                         to 11/15/2002, 11.875% to 11/15/2008              310,000          223,200
                                       Transwestern Publishing, 9.625%, 11/15/2007         340,000          325,550
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003, 10.750% to
                                         02/15/2008                                        170,000          112,200
                                       --------------------------------------------------------------------------------
                                                                                                          3,577,423
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--.4%
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.750% to 05/01/2005                 350,000          105,000
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DURABLES--1.1%
                                       Airxcel, 11.000%, 11/15/2007                        350,000          304,500
                                       --------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

MANUFACTURING--16.7%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                            $   90,000      $    68,400
                                       Berry Plastics Corp., 12.250%, 04/15/2004           330,000          325,050
                                       Consumers International, 10.250%, 04/01/2005        200,000          126,000
                                       GS Technologies, 12.000%, 09/01/2004                210,000          113,400
                                       GS Technologies, 12.250%, 10/01/2005                370,000          196,100
                                       Gaylord Container Corp., 9.750%, 06/15/2007         270,000          243,000
                                       Gaylord Container Corp., 9.875%, 02/15/2008          50,000           40,500
                                       Graham Packaging Co., Step-up Coupon, 0% to
                                         01/15/2003, 10.750% to 01/15/2009                 260,000          137,800
                                       Grove Holdings LLC, 05/01/2010                      128,170            6,409
                                       Grove Holdings LLC, Step-up Coupon, 0% to
                                         05/01/2003, 11.625% to 05/01/2009                  80,000            7,200
                                       Huntsman Package, 11.750%, 12/01/2004               200,000          200,000
                                       NL Industries, Inc., Senior Note, 11.750%,
                                         10/15/2003                                        710,000          727,750
                                       Plainwell, Inc., 11.000%, 03/01/2008                320,000           80,000
                                       Printpack, Inc., 10.625%, 08/15/2006                330,000          316,800
                                       Riverwood International Corp., 10.875%,
                                         04/01/2008                                      1,040,000          967,200
                                       SF Holdings Group, Inc., Step-up Coupon, 0%
                                         to 03/15/2003, 12.750% to 03/15/2008              470,000          250,275
                                       Spinnaker Industries, 10.750%, 10/15/2006            50,000           41,000
                                       Tenneco Automotive, Inc., 11.625%,
                                         10/15/2009                                        340,000          331,500
                                       Texas Petrochemicals, 11.125%, 07/01/2006           500,000          415,000
                                       --------------------------------------------------------------------------------
                                                                                                          4,593,384
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--1.3%
                                       PSINet, Inc., 11.000%, 08/01/2009                   200,000          196,000
                                       PSINet, Inc., 11.500%, 11/01/2008                   150,000          148,500
                                       --------------------------------------------------------------------------------
                                                                                                            344,500
-----------------------------------------------------------------------------------------------------------------------

ENERGY--.5%
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                        100,000          108,500
                                       RAM Energy, 11.500%, 02/15/2008                      80,000           39,200
                                       --------------------------------------------------------------------------------
                                                                                                            147,700
-----------------------------------------------------------------------------------------------------------------------

METALS AND MINERALS--9.2%
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                        660,000          643,500
                                       MMI Products, Inc., 11.250%, 04/15/2007             540,000          545,400
                                       Metal Management, Inc., 10.000%, 05/15/2008         870,000          643,800
                                       Metals USA, Inc., 8.625%, 02/15/2008                235,000          211,500
                                       Renco Steel Holdings Co., Series B, 10.875%,
                                         02/01/2005                                        480,000          427,200
                                       Republic Technologies International,
                                         13.750%, 07/15/2009                               260,000           65,000
                                       --------------------------------------------------------------------------------
                                                                                                          2,536,400
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--2.9%
                                       Del Webb Corp., 9.750%, 01/15/2008                  330,000          272,250
                                       Dimac Corp., 10/01/2008                             120,000            1,200
                                       Lennar Corp., 7.625%, 03/01/2009                    100,000           85,000
                                       Standard Pacific Corp., 8.000%, 02/15/2008          100,000           87,000
                                       Standard Pacific Corp., 8.500%, 04/01/2009          200,000          170,000
                                       Toll Corp., 8.000%, 05/01/2009                      100,000           86,000
                                       Toll Corp., 8.125%, 02/01/2009                      100,000           87,000
                                       --------------------------------------------------------------------------------
                                                                                                            788,450
-----------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.7%
                                       Travelcenters America, 10.250%, 04/01/2007          500,000          475,000
                                       --------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE

UTILITIES--.7%
                                       Azurix Corp, 10.750%, 02/15/2010                 $  100,000      $    98,000
                                       Azurix Corp., 10.375%, 02/15/2007                   100,000           99,000
                                       --------------------------------------------------------------------------------
                                                                                                            197,000
                                       --------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                         (Cost $27,760,645)                                              24,296,867
                                       --------------------------------------------------------------------------------
BOND INVESTMENT PORTFOLIOS--7.0%                                                          SHARES
                                       CIM High Yield Securities                            46,000          241,500
                                       Colonial Intermediate                                45,000          239,063
                                       Corporate High Yield Fund                            26,000          242,125
                                       Debt Strategies Fund II                              30,000          211,875
                                       High Yield Income Fund                               45,000          233,438
                                       Managed High Income                                  31,000          255,750
                                       Morgan Stanley High Yield Fund                       22,000          253,000
                                       Putnam Managed High Yield                            25,000          248,438
                                       --------------------------------------------------------------------------------
                                       TOTAL BOND PORTFOLIOS
                                         (Cost $1,963,193)                                                1,925,189
                                       --------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--.3%

COMMUNICATIONS--.3%
  TELEPHONE COMMUNICATIONS--.3%
                                       World Access, Inc                                        67           66,330
                                       --------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost $106,904)                                                       66,330
                                       --------------------------------------------------------------------------------
PREFERRED STOCKS--1.6%

COMMUNICATIONS--.9%
  CELLULAR TELEPHONE--.6%
                                       Dobson Communications, PIK                              171          172,710
                                       --------------------------------------------------------------------------------

  TELEPHONE COMMUNICATIONS--.3%
                                       Nextel Communications, Inc., PIK                         91           81,558
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--.3%
  REAL ESTATE--.3%
                                       Crown American Realty Trust                           2,210           82,046
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--.4%
  CONTAINERS AND PAPER--.2%
                                       SF Holdings Group, Inc., PIK                             10           46,530
                                       --------------------------------------------------------------------------------

  MACHINERY AND COMPONENTS--.2%
                                       Eagle-Picher Holdings, Inc.                              20           56,000
                                       --------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                         (Cost $579,356)                                                    438,844
                                       --------------------------------------------------------------------------------
COMMON STOCKS--2.6%

CONSUMER DISCRETIONARY--.7%
  HOTELS AND CASINOS--.6%
                                       Harrah's Entertainment, Inc                          10,000          185,625
                                       --------------------------------------------------------------------------------

  SPECIALTY RETAIL--.1%
                                       Hollywood Entertainment Corp                          2,000           16,125
                                       --------------------------------------------------------------------------------

COMMUNICATIONS--.2%
  TELEPHONE AND
  COMMUNICATIONS--.2%
                                       21st Century Telecom Group, Inc., Warrants*              50           12,500
                                       KMC Telecom Holdings, Inc., Warrants*                   160            1,600
                                       Star Choice Communications, Warrants*                 1,158            7,817
                                       Tele1 Europe Holding AB--ADR*                         1,761           33,679
                                       --------------------------------------------------------------------------------
                                                                                                             55,596

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                          SHARES           VALUE

FINANCIAL--.2%
  OTHER FINANCIAL COMPANIES--.2%
                                       Ono Finance PLC, Warrants*                              360      $    54,000
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--.1%
  COMMERCIAL SERVICES--.1%
                                       United Rentals, Inc                                   1,000           17,250
                                       --------------------------------------------------------------------------------

  CONSUMER SERVICES
                                       Spincycle, Inc., Warrants*                              350                4
                                       --------------------------------------------------------------------------------

  PRINTING AND PUBLISHING
                                       American Banknote Corp., Warrants*                      100                1
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--.8%
  CONTAINERS AND PAPER--.8%
                                       Gaylord Container Corp.                              22,500          143,438
                                       SF Holdings Group, Inc., Series C, Warrants*            131                1
                                       Smurfit-Stone Container Corp.                         5,000           84,684
                                       --------------------------------------------------------------------------------
                                                                                                            228,123
-----------------------------------------------------------------------------------------------------------------------

METALS AND MINERALS--.6%
  STEEL AND METALS--.6%
                                       Metals USA, Inc.                                     24,000          159,000
                                       Republic Technologies International,
                                         Warrants*                                             260                3
                                       --------------------------------------------------------------------------------
                                                                                                            159,003
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION
  BUILDING PRODUCTS
                                       Waxman Industries, Inc.                              18,000            6,300
                                       --------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                         (Cost $823,496)                                                    722,027
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS PORTFOLIO--100%
                                         (Cost $31,233,594)(a)                                          $27,449,257
                                       --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $31,233,594. At March 31, 2000, net unrealized depreciation for all securities bases on tax cost was $3,784,337. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $319,836 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,104,173.

    The accompanying notes are an integral part of the financial statements.  15

                                                        PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND II
Portfolio of Investments at March 31, 2000
(Unaudited)

                                                                                       PRINCIPAL AMOUNT      VALUE

    REPURCHASE AGREEMENTS--1.7%

                                              State Street Bank and Trust Company,
                                                6.05%, 4/3/2000, to be repurchased at
                                                $2,394,206**
                                                (Cost $2,393,000)                         $2,393,000      $  2,393,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT & AGENCIES--7.9%

                                              U.S. Treasury Bond,
                                                13.750%, 08/15/2004                        3,000,000         3,815,610

                                              U.S. Treasury Bond,
                                                15.750%, 11/15/2001                        4,000,000         4,553,120

                                              U.S. Treasury Note,
                                                6.000%, 08/15/2009                         3,000,000         2,962,020
                                              ----------------------------------------------------------------------------

                                              (Cost $11,442,065)                                            11,330,750
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FOREIGN BONDS -- U.S. $
    DENOMINATED--0.9%

                                              Kappa Beheer BV,
                                                10.625%, 07/15/2009
                                                (Cost $1,309,750)                          1,280,000         1,273,600
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS--89.2%

    CONSUMER DISCRETIONARY--16.0%

                                              AFC Enterprises, 10.250%, 05/15/2007         1,570,000         1,522,900

                                              AMF Bowling, Inc, 10.875%, 06/15/2006           60,000            22,200

                                              AMF Bowling, Inc., Step-up Coupon, 0%        1,000,000           250,000
                                                to 03/15/2001, 12.250% to 03/15/2006

                                              Advantica Restaurant Co., 11.250%,             440,000           288,200
                                                01/15/2008

                                              Avis Rent A Car, 11.000%, 05/01/2009         1,470,000         1,455,300

                                              Avondale Mills, 10.250%, 05/01/2006          1,060,000           996,400

                                              Boca Resorts, Inc., 9.875%, 04/15/2009       1,860,000         1,692,600

                                              Cole National Group Inc., 8.625%,
                                                08/15/2007                                   400,000           288,000

                                              Cole National Group Inc., 9.875%,
                                                12/31/2006                                   300,000           234,000

                                              Eldorado Resorts,                            1,000,000           980,000
                                                10.500%, 08/15/2006

                                              Finlay Enterprises, Inc., 9.000%,
                                                05/01/2008                                   355,000           317,725

                                              Finlay Fine Jewelry Co., 8.375%,
                                                05/01/2008                                   250,000           225,000

                                              Galey & Lord, Inc.,
                                                9.125%, 03/01/2008                         1,170,000           421,200

                                              Guitar Center Management, 11.000%,
                                                07/01/2006                                 1,732,000         1,697,360

                                              Harvey's Casino Resorts, 10.625%,
                                                06/01/2006                                   540,000           545,400

                                              Hines Horticulture, Inc., 11.750%,           1,355,000         1,327,900
                                                10/15/2005

                                              Hollywood Entertainment Corp.,
                                                Series B, 10.630%, 08/15/2004              1,530,000         1,346,400

                                              Horseshoe Gaming Holdings, 8.625%,
                                                05/15/2009                                   430,000           392,375

                                              Horseshoe Gaming LLC, 9.375%,
                                                06/15/2007                                   850,000           809,625

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

                                              International Game Technology, 8.375%,
                                                05/15/2009                                $  440,000      $    396,000

                                              J. Crew Group, Step-up Coupon, 0% to
                                                10/15/2002, 13.125% to 10/15/2008            830,000           464,800

                                              J. Crew Group, 10.375%, 10/15/2007
                                                                                             580,000           513,300
                                              Krystal Inc., 10.250%, 10/01/2007
                                                                                             930,000           853,275
                                              Mohegan Tribal Gaming Authority,
                                                8.750%, 01/01/2009                         1,770,000         1,668,225

                                              National Vision Association, Ltd.,
                                                12.750%, 10/15/2005                          450,000           157,500

                                              Park Place Entertainment, Inc., 7.875%,
                                                12/15/2005                                   220,000           202,400

                                              Park Place Entertainment, Inc., 9.375%,
                                                02/15/2007                                   690,000           674,475

                                              Perkins Finance, L.P., 10.125%,
                                                12/15/2007                                 1,390,000         1,348,300

                                              Pillowtex Corp., 9.000%, 12/15/2007
                                                                                             120,000            43,200
                                              Pillowtex Corp., 10.000%, 11/15/2006
                                                                                              70,000            25,200
                                              Regal Cinemas, Inc., 9.500%, 06/01/2008
                                                                                             790,000           331,800
                                              Restaurant Co., Step-up Coupon, 0% to
                                                05/15/2003, 11.250% to 05/15/2008             30,000            18,000

                                              Sealy Mattress Co., Step-up Coupon, 0%
                                                to 12/15/2002, 10.875% to 12/15/2007         925,000           642,875

                                              Specialty Retailers, Inc., 8.500%,
                                                07/15/2005                                   430,000           116,100

                                              Specialty Retailers, Inc., 9.000%,
                                                07/15/2007                                   750,000            37,500

                                              Station Casinos, Inc., 10.125%,
                                                03/15/2006                                   630,000           631,575
                                              ----------------------------------------------------------------------------
                                                                                                            22,937,110
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.2%

                                              Grove Worldwide LLC, 9.250%, 05/01/2008        450,000           207,000

                                              Jafra Cosmetics International, Inc.,
                                                11.750%, 05/01/2008                          100,000            96,000
                                              ----------------------------------------------------------------------------
                                                                                                               303,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.1%

                                              ALARIS Medical Systems, Inc., Step-up
                                                Coupon, 0% to 08/01/2003, 11.125% to
                                                08/01/2008                                   400,000           126,000

                                              Mariner Post-Acute Network, Inc.,
                                                Step-up Coupon, 0% to 11/01/2002,
                                                10.500% to 11/01/2007                        800,000             8,000
                                              ----------------------------------------------------------------------------
                                                                                                               134,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--22.3%

                                              21st Century Telecom Group, Inc.,
                                                Step-up Coupon, 0% to 02/15/2003,
                                                12.250% to 02/15/2008                        270,000           186,300

                                              Allegiance Telecom, Inc., 12.875%,
                                                05/15/2008                                   935,000         1,000,450

                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 05/15/2004, 10.800% to
                                                05/15/2009                                   200,000            92,000

                                              Call-Net Enterprises, Inc., 9.375%,
                                                05/15/2009                                   170,000           130,900


    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 11/15/2002,
                                                10.625% to 11/15/2007                     $  380,000      $    262,200

                                              Crown Castle International Corp.,
                                                9.000%, 05/12/2011                            60,000            53,400

                                              Crown Castle International Corp.,
                                                9.500%, 08/01/2011                         1,000,000           910,000

                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 08/01/2004,
                                                11.25% to 08/01/2011                         160,000            92,400

                                              Dolphin Telecom PLC, Zero coupon,
                                                05/15/2009                                 2,000,000           800,000

                                              Esprit Telecom Group, PLC, 11.500%,
                                                12/15/2007                                   450,000           400,500

                                              Global Crossing Holdings Ltd., 9.500%,
                                                11/15/2009                                 1,150,000         1,112,625

                                              Global Telesystems Group, 9.875%,
                                                02/15/2005                                 1,040,000           842,400

                                              Hermes Europe Railtel BV, 11.500%,
                                                08/15/2007                                   150,000           141,000

                                              ICG Holdings, Inc., Step-up Coupon, 0%
                                                to 09/15/2000, 13.500% to 09/15/2005       1,565,000         1,478,925

                                              IPC Communications, Inc., Step-up
                                                Coupon, 0% to 11/01/2001, 10.875% to
                                                05/01/2008                                   970,000           843,900

                                              Intermedia Communications of Florida,
                                                Inc., Step-up Coupon, 0% to
                                                05/15/2001, 12.500% to 05/15/2006            670,000           613,050

                                              KMC Telecom Holdings, Inc., Step-up
                                                Coupon, 0% to 02/15/2003, 12.500% to
                                                02/15/2008                                 1,310,000           740,150

                                              KMC Telecom Holdings, Inc., 13.500%,
                                                05/15/2009                                 1,010,000           979,700

                                              Leval 3 Communications, Inc., Step-up
                                                Coupon, 0% to 12/01/2003, 10.500% to
                                                12/01/2008                                   250,000           138,750

                                              Level 3 Communications Inc., 11.250%,
                                                03/15/2010                                   320,000           304,000

                                              Level 3 Communications, Inc., 9.125%,
                                                05/01/2008                                   700,000           603,750

                                              MGC Communications, 13.000%, 10/01/2004        749,000           786,450

                                              McLeod USA, Inc., 9.250%, 07/15/2007           900,000           846,000

                                              MetroNet Communications Corp., Step-up
                                                Coupon, 0% to 11/01/2002, 10.750% to
                                                11/01/2007                                   100,000            87,000

                                              MetroNet Communications Corp., Step-up
                                                Coupon, 0% to 06/15/2003, 9.950% to
                                                06/15/2008                                 1,610,000         1,288,000

                                              Metromedia Fiber Network, Inc.,
                                                10.000%, 11/15/2008                          810,000           777,600

                                              Millicom International Cellular, S.A.,
                                                Step-up Coupon, 0% to 06/01/2001,
                                                13.500% to 06/01/2006                      1,700,000         1,411,000

                                              Netia Holdings, 10.250%, 11/01/2007            580,000           513,300

                                              Nextel Communications, Inc., Step-up
                                                Coupon, 0% to 02/15/2003, 9.950% to
                                                02/15/2008                                   110,000            74,800

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

                                              Nextel Communications, Inc., Step-up        $1,120,000      $    823,200
                                                Coupon, 0% to 09/15/2002, 10.650% to
                                                09/15/2007

                                              Nextel Communications, Inc., 9.375%,
                                                11/15/2009                                 1,250,000         1,153,125

                                              Nextlink Communications, Inc., Step-up
                                                Coupon, 0% to 06/01/2004, 12.250% to
                                                06/01/2009                                 1,000,000           570,000

                                              Nextlink Communications, Inc., 10.750%,
                                                11/15/2008                                 1,000,000           962,500

                                              PTC International Finance, Step-up
                                                Coupon, 0% to 07/01/2002, 10.750% to
                                                07/01/2007                                   400,000           280,000

                                              PTC International Finance, 11.250%,
                                                12/01/2009                                   130,000           132,600

                                              Price Communications Wireless, 9.125%,
                                                12/15/2006                                   800,000           776,000

                                              Primus Telecommunications Group,
                                                11.250%, 01/15/2009                          280,000           257,600

                                              Primus Telecommunications Group,
                                                11.750%, 08/01/2004                          770,000           739,200

                                              Primus Telecommunications Group,
                                                12.750%, 10/15/2009                          200,000           194,000

                                              Rogers Cantel Inc., 8.800%, 10/01/2007         500,000           483,750

                                              SBA Communications Corp., Step-up
                                                Coupon, 0% to 03/01/2003, 12.000% to
                                                03/01/2008                                   520,000           335,400

                                              Telecorp PCS, Inc., Step-up-Coupon, 0%
                                                to 04/15/2004, 11.625% to 04/15/2009       1,690,000         1,039,350

                                              Teligent, Inc., Step-up Coupon, 0% to
                                                03/01/2003, 11.500% to 03/01/2008            625,000           337,500

                                              Teligent, Inc., 11.500%, 12/01/2007            610,000           549,000

                                              Tritel PCS Inc., Step-up Coupon, 0% to
                                                05/01/2004, 12.750% to 05/15/2009          1,540,000           947,100

                                              Triton Communications, LLC, Step-up
                                                Coupon, 0% to 05/01/2003, 11.000% to       2,760,000         1,869,900
                                                05/01/2008

                                              United Pan-Europe Communications,
                                                10.875%, 11/01/2007                          780,000           748,800

                                              Versatel Telecom, 11.875%, 07/15/2009          140,000           137,200

                                              Versatel Telecom, 13.250%, 05/15/2008          250,000           256,250

                                              Viatel, Inc., Step-up Coupon, 0% to
                                                04/15/2003, 12.500% to 04/15/2008         1,000,000           550,000

                                              Voicestream Wireless Corp., 10.375%
                                                11/15/2009                                1,400,000         1,400,000
                                              ----------------------------------------------------------------------------
                                                                                                            32,053,025
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

    FINANCIAL--4.6%

                                              Carlyle High Yield Partners, 12.240%,
                                                05/31/2007                                $1,000,000      $    950,000

                                              HMH Properties, 7.875%, 08/01/2008           2,760,000         2,304,600

                                              Intertek Finance, PLC, 10.250%,                670,000           569,500
                                                11/01/2006

                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 04/15/2004, 11.250% to
                                                04/15/2009                                 1,530,000           837,675

                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 07/15/2003, 12.000% to
                                                07/15/2008                                 2,460,000         1,525,200

                                              Spectrasite Holdings, Inc., 10.750%,
                                                03/15/2010                                   400,000           384,000
                                              ----------------------------------------------------------------------------
                                                                                                             6,570,975
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--14.4%

                                              AMFM, Inc., Step-up Coupon, 0% to
                                                02/01/2002, 12.750% to 02/01/2009            300,000           267,000

                                              AMFM, Inc., 8.000%, 11/01/2008
                                                                                             900,000           888,750
                                              Adelphia Communications Corp., 7.875%
                                                to 05/01/2009                                540,000           459,000

                                              Adelphia Communications Corp., 9.375%,
                                                11/15/2009                                   410,000           385,400

                                              American Lawyer Media, Inc., Step-up
                                                Coupon, 0% to 12/15/2002, 12.250% to
                                                12/15/2008                                 2,150,000         1,365,250

                                              Avalon Cable Holdings LLC, Step-up
                                                Coupon, 0% to 12/01/03, 11.875% to
                                                12/01/2008                                   600,000           378,000

                                              CSC Holdings, Inc., 8.125%, 07/15/2009       1,600,000         1,564,000

                                              CSC Holdings, Inc., 9.250%, 11/01/2005       1,300,000         1,319,500

                                              Chancellor Media Corp., 8.125%,
                                                12/15/2007                                   250,000           247,500

                                              Charter Communication Holdings LLC,
                                                8.250%, 04/01/2007                         1,170,000         1,047,150

                                              Charter Communications Holdings LLC,
                                                Step-up Coupon, 0% to 04/01/2004,
                                                9.92% to 04/01/2011                        1,670,000           918,500

                                              Charter Communications Holdings LLC,
                                                10%, 04/01/2009                              420,000           403,200

                                              Diamond Cable Communications, PLC,
                                                13.250%, 09/30/2004                          450,000           481,500

                                              Echostar DBS Corp., 9.250%, 02/01/2006         820,000           779,000

                                              Echostar DBS Corp., 9.375%, 02/01/2009         720,000           676,800

                                              Interep National Radio Sales, Inc.,
                                                10.000%, 07/01/2008                        1,500,000         1,342,500

                                              NTL Communications Corp., Step-up
                                                Coupon, 0% to 10/01/2003, 12.375% to
                                                10/01/2008                                 2,300,000         1,506,500

                                              Outdoor Systems, Inc., 8.875%,
                                                06/15/2007                                   900,000           912,375

                                              Renaissance Media Group, Step-up
                                                Coupon, 0% to 04/15/2003, 10.000% to
                                                04/15/2008                                 1,600,000         1,040,000

                                              Rogers Cablesystems Ltd., 10.000%,
                                                03/15/2005                                   500,000           525,000

                                              SFX Entertainment, Inc., 9.125%,
                                                12/01/2008                                 1,000,000           997,500

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

                                              TeleWest Communications, PLC, Step-up
                                                Coupon, 0% to 10/01/2000, 11% to
                                                10/01/2007                                $  600,000      $    559,500

                                              TeleWest Communications, PLC, 9.625%,
                                                10/01/2006                                   500,000           490,000

                                              TeleWest Communications, PLC, 11.250%,
                                                11/01/2008                                   750,000           768,750

                                              Transwestern Publishing, 9.625%,
                                                11/15/2007                                 1,000,000           957,500

                                              United International Holdings, Step-up
                                                Coupon, 0% to 02/15/2003, 10.750% to
                                                02/15/2008                                   570,000           376,200
                                              ----------------------------------------------------------------------------
                                                                                                            20,656,375
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.7%

                                              Allied Waste Industries, 7.625%,
                                                01/01/2006                                   360,000           295,200

                                              Coinmach Corp., 11.750%, 11/15/2005            720,000           720,000

                                              ImPac Group, Inc.,
                                                10.125%, 03/15/2008                          500,000           415,000

                                              Integrated Electrical Services, Inc.,
                                                9.375%, 02/01/2009                           740,000           621,600

                                              Kindercare Learning Centers, Inc.,
                                                9.500%, 02/15/2009                         1,380,000         1,242,000

                                              La Petite Academy, Inc., 10.000%,
                                                05/15/2008                                   680,000           414,800

                                              Spincycle, Inc., Step-up Coupon, 0% to
                                                05/01/2001, 12.750% to 05/01/2005            500,000           150,000

                                              Verio, Inc., 10.625%, 11/15/2009               520,000           501,800

                                              Verio, Inc., 11.250%, 12/01/2008             1,020,000           999,600
                                              ----------------------------------------------------------------------------
                                                                                                             5,360,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.3%

                                              Airxcel, 11.000%, 11/15/2007                   830,000           722,100

                                              DeCrane Aircraft Holdings, Inc.,               230,000           202,400
                                                12.000%, 09/30/2008

                                              Fairchild Corp., 10.750%, 04/15/2009           590,000           318,600

                                              Transdigm, Inc., 10.375%, 12/01/2008         1,150,000           897,000

                                              United Rentals, Inc.,
                                                9.000%, 04/01/2009                            70,000            61,250

                                              United Rentals, Inc.,
                                                9.250%, 01/15/2009                         1,200,000         1,065,000
                                              ----------------------------------------------------------------------------
                                                                                                             3,266,350
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--13.6%

                                              Agriculture, Mining and Chemicals,
                                                Inc., 10.750%, 09/30/2003                    440,000           334,400

                                              BPC Holdings Corp., 12.500%, 06/15/2006        133,000           119,700

                                              Berry Plastics Corp.,
                                                12.250%, 04/15/2004                        1,500,000         1,477,500

                                              Consolidated Container Capital, Inc.,
                                                10.125%, 07/15/2009                        2,650,000         2,590,375

                                              Consumers International, 10.250%,
                                                04/01/2005                                 1,400,000           882,000

                                              Delco Remy International, 10.625%,
                                                08/01/2006                                   455,000           443,625

                                              Eagle-Picher Holdings, Inc., 9.375%,
                                                03/01/2008                                   600,000           510,000

                                              Fonda Group, 9.500%, 03/01/2007                650,000           539,500

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

                                              GS Technologies, 12.000%, 09/01/2004        $2,200,000      $  1,188,000

                                              Gaylord Container Corp., 9.750%,
                                                06/15/2007                                 1,320,000         1,188,000

                                              Gaylord Container Corp., 9.875%,
                                                02/15/2008                                   160,000           129,600

                                              Graham Packaging Co., Step-up Coupon,
                                                0% to 01/15/2003, 10.750% to
                                                01/15/2009                                   700,000           371,000

                                              Grove Holdings LLC, Step-up Coupon, 0%
                                                to 05/01/2003, 11.625% to 05/01/2009          40,000             3,600

                                              Huntsman Package, 11.750%, 12/01/2004          350,000           350,000

                                              Millar Western Forest Products, Ltd.,
                                                9.875%, 05/15/2008                           910,000           864,500

                                              NL Industries, Inc., Senior Note,
                                                11.750%, 10/15/2003                          200,000           205,000

                                              Plainwell, Inc., 11.000%, 03/01/2008           400,000           100,000

                                              Printpack, Inc., 9.875%, 08/15/2004          1,570,000         1,515,050

                                              Printpack, Inc., 10.625%, 08/15/2006           250,000           240,000

                                              Riverwood International Corp., 10.250%,
                                                04/01/2006                                    30,000            29,100

                                              Riverwood International Corp., 10.625%,
                                                08/01/2007                                    50,000            49,000

                                              Riverwood International Corp., 10.875%,
                                                04/01/2008                                 2,600,000         2,418,000

                                              SF Holdings Group, Inc., Step-up
                                                Coupon, 0% to 03/15/2003, 12.750% to
                                                03/15/2008                                   490,000           260,925

                                              Spinnaker Industries, 10.750%,
                                                10/15/2006                                    80,000            65,600

                                              Stone Container Corp., 10.750%,
                                                10/01/2002                                   500,000           512,500

                                              Stone Container Corp., 11.500%,
                                                08/15/2006                                   440,000           453,200

                                              Tenneco Automotive, Inc., 11.625%,
                                                10/15/2009                                 1,390,000         1,355,250

                                              Terex Corp., 8.875%, 04/01/2008                470,000           411,250

                                              Terex Corp., 8.875%, 04/01/2008                500,000           437,500

                                              Texas Petrochemicals, 11.125%,
                                                07/01/2006                                   500,000           415,000

                                              U.S. Can Corp., 10.125%, 10/15/2006            100,000           105,000
                                              ----------------------------------------------------------------------------
                                                                                                            19,564,175
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--1.1%

                                              PSINet, Inc., 10.000%, 02/15/2005               40,000            37,400

                                              PSINet, Inc., 11.000%, 08/01/2009              810,000           793,800

                                              PSINet, Inc., 11.500%, 11/01/2008              830,000           821,700
                                              ----------------------------------------------------------------------------
                                                                                                             1,652,900
                                              ----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

    ENERGY--0.9%

                                              Continental Resources, Inc., 10.250%,
                                                08/01/2008                                $   50,000      $     44,250

                                              Key Energy Services, Inc., 14.000%,
                                                01/15/2009                                   170,000           184,450

                                              Pen Holdings, Inc., 9.875%, 06/15/2008         470,000           399,500

                                              Pride International, Inc., 10.000%,
                                                06/01/2009                                   350,000           343,000

                                              R&B Falcon Corp., 9.500%, 12/15/2008           210,000           201,600

                                              R&B Falcon Corp., 11.000%, 03/15/2006          120,000           125,400
                                              ----------------------------------------------------------------------------
                                                                                                             1,298,200
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--4.9%

                                              Euramax International, PLC, 11.250%,
                                                10/01/2006                                 1,110,000         1,082,250

                                              MMI Products, Inc., 11.250%, 04/15/2007      1,510,000         1,525,100

                                              Metal Management, Inc., 10.000%,
                                                05/15/2008                                 1,750,000         1,295,000

                                              Metals USA, Inc., 8.625%, 02/15/2008           500,000           450,000

                                              Renco Steel Holdings Co., Series B,
                                                10.875%, 02/01/2005                        1,100,000           979,000

                                              Republic Technologies International,
                                                13.750%, 07/15/2009                        1,140,000           285,000

                                              Wells Aluminum Corp., 10.125%,
                                                06/01/2005                                 1,400,000         1,505,000
                                              ----------------------------------------------------------------------------
                                                                                                             7,121,350
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--3.7%

                                              Congoleum Corp., 8.625%, 08/01/2008          1,810,000         1,520,400

                                              Del Webb Corp., 9.750%, 01/15/2008             100,000            82,500

                                              Dimac Corp., 10/01/2008                        600,000             6,000

                                              Forecast Group, L.P., 11.375%,
                                                12/15/2000                                   100,000           100,000

                                              Hovnanian Enterprises, Inc., 9.750%,
                                                06/01/2005                                 1,200,000         1,056,000

                                              Lennar Corp., 7.625%, 03/01/2009               140,000           119,000

                                              Nortek, Inc., 9.875%, 03/01/2004             1,510,000         1,415,625

                                              Standard Pacific Corp., 8.000%,
                                                02/15/2008                                   100,000            87,000

                                              Standard Pacific Corp., 8.500%,
                                                04/01/2009                                   200,000           170,000

                                              Toll Corp., 8.000%, 05/01/2009                 200,000           172,000

                                              Toll Corp., 8.125%, 02/01/2009                 100,000            87,000

                                              Toll Corp., 7.75%, 09/15/2007                   80,000            68,800

                                              Toll Corp., 8.75%, 11/15/2006                   70,000            64,400

                                              U.S. Home Corp., 8.875%, 02/15/2009            410,000           401,800
                                              ----------------------------------------------------------------------------
                                                                                                             5,350,525
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.0%

                                              Transtar Holdings, Inc., Step-up
                                                Coupon, 0% to 12/15/1999, 13.375% to
                                                12/15/2003                                   450,000           462,375

                                              Travelcenters America, 10.250%,
                                                04/01/2007                                   970,000           921,500
                                              ----------------------------------------------------------------------------
                                                                                                             1,383,875
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

    UTILITIES--0.4%
                                              Azurix Corp, 10.750%, 02/15/2010            $  340,000      $    333,200
                                              Azurix Corp., 10.375%, 02/15/2007              290,000           287,100
                                              ----------------------------------------------------------------------------
                                                                                                               620,300
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $142,948,122)                                          128,272,160
                                              ----------------------------------------------------------------------------
    COMMON STOCKS--0.3%                                                                     SHARES

    COMMUNICATIONS--0.2%
    TELEPHONE/COMMUNICATIONS
                                              Tele1 Europe Holding AB--ADR*                   15,323           293,053
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.1%
    OTHER FINANCIAL COMPANIES
                                              Ono Finance PLC, Warrants*                         650            97,500
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
    MISCELLANEOUS CONSUMER
                                              Spincycle, Inc., Warrants*                         500                 5
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
    AEROSPACE
                                              Decrane Holdings Co., Warrants*                    260                 0
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
    CONTAINERS & PAPER
                                              SF Holdings Group, Inc.*                            98                 1
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
    STEEL & METALS
                                              Republic Technologies International,
                                                Warrants*                                      1,140                11
--------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $284,742)                                                  390,570
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $158,377,679) (a)                                     $143,660,080
                                              ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security

** Repurchase Agreements are fully collateralized by U.S. Treasury or Government
   Securities.

(a) The cost for federal income tax purposes was $158,377,679. At March 31, 2000, the net unrealized depreciation for all securities based on tax cost was $14,717,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $776,232, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,493,831.

PIK denotes that interest or dividend is paid in kind.

 24 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
as of March 31, 2000 (Unaudited)

                                                                   HIGH YIELD        HIGH YIELD
                                                                OPPORTUNITY FUND      FUND II
ASSETS
Investments in securities, at value (cost $31,233,594 and
$158,377,679, respectively)                                       $27,449,257        143,660,080
------------------------------------------------------------------------------------------------
Receivable for investments sold                                       372,157            692,645
------------------------------------------------------------------------------------------------
Interest receivable                                                   783,898          3,917,243
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        29,607            503,128
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       28,634,919        148,773,096
------------------------------------------------------------------------------------------------
LIABILITIES
Due to custodian bank                                                 206,020          1,558,041
------------------------------------------------------------------------------------------------
Payable for investments purchased                                     213,708            279,814
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      250,689            423,475
------------------------------------------------------------------------------------------------
Accrued management fee                                                 16,667            163,235
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                    65,607            429,921
------------------------------------------------------------------------------------------------
Total liabilities                                                     752,691          2,854,486
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $27,882,228        145,918,610
------------------------------------------------------------------------------------------------
NET ASSETS
Net assets consist of:
Undistributed net investment income                               $    92,961            460,356
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          (3,784,337)       (14,717,599)
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (3,362,447)        (3,631,187)
------------------------------------------------------------------------------------------------
Paid-in capital                                                    34,936,051        163,807,040
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $27,882,228        145,918,610
------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net assets applicable to shares outstanding                     $11,368,459         53,614,271
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                             1,450,913          6,417,815
------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                        $7.84               8.35
------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/$95.50 of net asset
  value)                                                                $8.21               8.74
------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $13,627,205         68,502,670
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                             1,738,813          8,200,217
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to
  contingent deferred sales charge) per share                           $7.84               8.35
------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 2,886,564         23,801,669
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                               368,035          2,849,030
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to
  contingent deferred sales charge) per share                           $7.84               8.35
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (Unaudited)

                                                                   HIGH YIELD       HIGH YIELD
                                                                OPPORTUNITY FUND     FUND II
INVESTMENT INCOME
Dividends                                                          $  100,425          283,475
----------------------------------------------------------------------------------------------
Interest                                                            1,978,323        8,847,065
----------------------------------------------------------------------------------------------
Total income                                                        2,078,748        9,130,540
----------------------------------------------------------------------------------------------
Expenses:
Management fee                                                        113,997          506,986
----------------------------------------------------------------------------------------------
Services to shareholders                                               34,502           53,165
----------------------------------------------------------------------------------------------
Custodian and accounting fees                                           2,683           38,835
----------------------------------------------------------------------------------------------
Distribution services fees                                             74,602          368,462
----------------------------------------------------------------------------------------------
Administrative services fees                                           41,010          195,003
----------------------------------------------------------------------------------------------
Auditing                                                               14,003            8,750
----------------------------------------------------------------------------------------------
Legal                                                                   4,941            7,500
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                            19,531            9,000
----------------------------------------------------------------------------------------------
Reports to shareholders                                                 8,418           29,994
----------------------------------------------------------------------------------------------
Registration fees                                                      33,375           65,084
----------------------------------------------------------------------------------------------
Other                                                                   1,054           25,259
----------------------------------------------------------------------------------------------
Total expenses, before expense reductions                             348,116        1,308,038
----------------------------------------------------------------------------------------------
Expense reductions                                                     (1,168)        (502,640)
----------------------------------------------------------------------------------------------
Total expenses, after expense reductions                              346,948          805,398
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               1,731,800        8,325,142
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                        (1,498,606)      (2,370,860)
----------------------------------------------------------------------------------------------
Futures                                                                    --          (29,803)
----------------------------------------------------------------------------------------------
                                                                   (1,498,606)      (2,400,663)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                          (318,428)      (5,417,599)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (1,817,034)      (7,818,262)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  (85,234)         506,880
----------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                    HIGH YIELD OPPORTUNITY FUND                      HIGH YIELD FUND II
                               --------------------------------------       -------------------------------------
                                                                                                FOR THE PERIOD
                                  SIX MONTHS                                  SIX MONTHS       NOVEMBER 30, 1998
                                    ENDED                YEAR                    ENDED         (COMMENCEMENT OF
                                MARCH 31, 2000           ENDED              MARCH 31, 2000      OPERATIONS) TO
                                 (UNAUDITED)      SEPTEMBER 30, 1999          (UNAUDITED)     SEPTEMBER 30, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income           $   1,731,800            3,483,242              8,325,142           8,183,014
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions            (1,498,606)          (1,847,005)            (2,400,663)         (1,230,523)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the
period                               (318,428)            (681,495)            (5,417,599)         (9,300,374)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                          (85,234)             954,742                506,880          (2,347,883)
-----------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders:
  From net investment income
  Class A                            (813,557)          (1,673,668)            (3,053,565)         (3,322,069)
-----------------------------------------------------------------------------------------------------------------
  Class B                            (793,817)          (1,411,189)            (3,550,952)         (3,693,281)
-----------------------------------------------------------------------------------------------------------------
  Class C                            (186,759)            (306,844)            (1,259,768)         (1,318,586)
-----------------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                  --              (83,318)                    --                  --
-----------------------------------------------------------------------------------------------------------------
  Class B                                  --              (77,491)                    --                  --
-----------------------------------------------------------------------------------------------------------------
  Class C                                  --              (15,014)                    --                  --
-----------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold           7,609,049           26,623,273             31,783,710         186,210,485
-----------------------------------------------------------------------------------------------------------------
Reinvestment of
  distributions                     1,314,256            4,857,110              3,998,116           4,476,964
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed           (16,414,703)         (18,305,608)           (36,516,289)        (26,095,152)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from Fund share
transactions                       (7,491,398)          13,174,775               (734,463)        164,592,297
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets                           (9,370,765)          10,561,993             (8,091,868)        153,910,478
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of
  period                           37,252,993           26,691,000            154,010,478             100,000
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period     $  27,882,228           37,252,993            145,918,610         154,010,478
-----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                              CLASS A
                                                                                                FOR THE PERIOD
                                                                                                  OCTOBER 1,
                                                     SIX MONTHS                                      1997
                                                      ENDED                                    (COMMENCEMENT OF
                                                     MARCH 31,           YEAR ENDED             OPERATIONS) TO
KEMPER HIGH YIELD                                      2000              SEPTEMBER 30,          SEPTEMBER 30,
OPPORTUNITY FUND                                     (UNAUDITED)           1999                      1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $ 8.33                 8.89                    9.50
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .42(a)               .88(a)                  .70
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  (.46)                (.54)                   (.60)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.04)                 .34                     .10
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.45)                (.85)                   (.67)
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              --                 (.05)                   (.04)
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (.45)                (.90)                   (.71)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 7.84                 8.33                    8.89
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                       (.51)**              3.55                     .59**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             11,368               17,223                  12,249
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.49*                1.53                    1.27*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.49*                1.53                    1.27*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               10.39*                9.64                    8.31*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                97*                  98                     169*
---------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                                                                                FOR THE PERIOD
                                                     SIX MONTHS                                OCTOBER 1, 1997
                                                      ENDED                                    (COMMENCEMENT OF
                                                     MARCH 31,           YEAR ENDED             OPERATIONS) TO
                                                       2000              SEPTEMBER 30,          SEPTEMBER 30,
                                                     (UNAUDITED)           1999                      1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $8.33                 8.89                    9.50
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .40(a)               .80(a)                  .63
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  (.48)                (.54)                   (.61)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.08)                 .26                     .02
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.41)                (.77)                   (.59)
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              --                 (.05)                   (.04)
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (.41)                (.82)                   (.63)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 7.84                 8.33                    8.89
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                       (.94)**              2.73                    (.18)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             13,627               16,646                  12,222
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          2.35*                2.40                    2.03*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           2.35*                2.40                    2.03*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                9.53*                8.77                    7.55*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                97*                  98                     169*
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              CLASS C
                                                                                                FOR THE PERIOD
                                                                                                  OCTOBER 1,
                                                     SIX MONTHS                                      1997
                                                      ENDED                                    (COMMENCEMENT OF
                                                     MARCH 31,           YEAR ENDED             OPERATIONS) TO
                                                       2000              SEPTEMBER 30,          SEPTEMBER 30,
                                                     (UNAUDITED)           1999                      1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $8.34                 8.89                   9.50
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .41(a)               .80(a)                 .62
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  (.50)                (.53)                  (.60)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.09)                 .27                    .02
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.41)                (.77)                  (.59)
---------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              --                 (.05)                  (.04)
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (.41)                (.82)                  (.63)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 7.84                 8.34                   8.89
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                       (.93)**              2.39                   (.18)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net asset, end of period ($ in thousands)               2,887                3,384                  2,220
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          2.36*                2.38                   2.03*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           2.36*                2.38                   2.03*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                9.53*                8.78                   7.55*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                97*                  98                    169*
---------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS A
                                                                                         FOR THE PERIOD
                                                                                          NOVEMBER 30,
                                                                     SIX MONTHS               1998
                                                                      ENDED             (COMMENCEMENT OF
                                                                     MARCH 31,           OPERATIONS) TO
                                                                       2000              SEPTEMBER 30,
KEMPER HIGH YIELD II                                                 (UNAUDITED)              1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 8.76                  9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                              .49(a)                .72(a)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                             (.44)                 (.70)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                          .05                   .02
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                    (.46)                 (.76)
--------------------------------------------------------------------------------------------------------
Total distributions                                                      (.46)                 (.76)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 8.35                  8.76
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                     .53**                 .19**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                             53,614                57,029
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.21*                 1.59*
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .56*                  .39*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               11.16*                10.24*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                65*                   79*
--------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                                                         FOR THE PERIOD
                                                                                          NOVEMBER 30,
                                                                     SIX MONTHS               1998
                                                                      ENDED             (COMMENCEMENT OF
                                                                     MARCH 31,           OPERATIONS) TO
                                                                       2000              SEPTEMBER 30,
                                                                     (UNAUDITED)              1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 8.77                 9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                              .45(a)               .68(a)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                             (.44)                (.71)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                          .01                  .03
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                    (.43)                (.70)
--------------------------------------------------------------------------------------------------------
Total distributions                                                      (.43)                (.70)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 8.35                 8.77
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                     .15**               (.43)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                             68,503               70,802
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.93*                2.19*
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.31*                1.00*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               10.42*                9.63*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                65*                  79*
--------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                                                        FOR THE PERIOD
                                                                                        NOVEMBER 30,
                                                                     SIX MONTHS            1998
                                                                      ENDED             (COMMENCEMENT OF
                                                                     MARCH 31,          OPERATIONS) TO
                                                                       2000             SEPTEMBER 30,
                                                                     (UNAUDITED)           1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 8.77                  9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                              .45(a)                .68(a)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                             (.44)                 (.71)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                          .01                   .03
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                    (.43)                 (.70)
--------------------------------------------------------------------------------------------------------
Total distributions                                                      (.43)                 (.70)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 8.35                  8.77
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                     .15**                (.43)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                             23,802                26,179
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.94*                 2.25*
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.31*                 1.00*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               10.40*                 9.63*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                65*                   79*
--------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Opportunity Fund is a diversified
                             series of Kemper High Yield Series, and Kemper High
                             Yield Fund II, a diversified series of Kemper
                             Income Trust are registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as open end management investment companies organized as Massachusetts business trusts.

                             Each Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none issued as of March 31, 2000) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or

NOTES TO FINANCIAL STATEMENTS

                             seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper High Yield Fund II purchased interest rate futures to manage the duration of the portfolio. In addition, the Kemper High Yield Fund II also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, for the Kemper High Yield Opportunity Fund from November 1, 1998 through September 30, 1999 the Fund incurred approximately $1,543,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000. The Kemper High Yield II Fund incurred approximately $1,200,000 of net realized capital losses post October 31, 1998. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.

                             At September 30, 1999, the Kemper High Yield
                             Opportunity Fund had a net tax basis loss carryforward of approximately $274,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2007, the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net invest-

NOTES TO FINANCIAL STATEMENTS

                             ment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES AND
     SALES OF SECURITIES     For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                                                              HIGH YIELD      HIGH YIELD
                                                                           OPPORTUNITY FUND    FUND II
                                                                           ----------------   ----------
                             Purchases                                       $16,270,999      50,394,245
                             Proceeds from sales                              23,900,200      47,123,123

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Each Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Funds pay a monthly investment management fee of 1/12 of the annual rate of .65% of the first $250 million of average daily net assets declining to .49% of average daily net assets in excess of $12.5 billion. Management fees incurred for the six months ended March 31, 2000 are as follows:

                             High Yield Opportunity Fund       $113,997

                             High Yield Fund II      163,235 (fee after
                             expense waiver)

                             In addition, Scudder Kemper temporarily agreed to absorb certain operating expenses of the High Yield Fund II. Under these arrangements, Scudder Kemper waived and absorbed expenses of $490,857 for the six months ended March 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are as follows:

                                                                             COMMISSIONS RETAINED BY KDI
                                                                             ---------------------------
                             High Yield Opportunity Fund                               $ 2,270
                             High Yield Fund II                                         18,529

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are as follows:

                                                                               DISTRIBUTION FEES AND CDSC
                                                                                    RECEIVED BY KDI
                                                                               --------------------------
                             High Yield Opportunity Fund                                $107,954
                             High Yield Fund II                                          483,984

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid for the six months ended March 31, 2000 are as follows:

                                                                             ASF PAID BY THE FUND TO KDI
                                                                             ---------------------------
                             High Yield Opportunity Fund                              $ 41,010
                             High Yield Fund II                                        195,003

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of each Fund. Under the agreement, for the six months ended March 31, 2000, KSvC received shareholder services fees as follows:

                             High Yield Opportunity Fund           $21,610
                             High Yield Fund II                     43,218

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Kemper High Yield Fund II incurred accounting fees of $35,000 for the six months ended March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Funds are also officers or directors of Scudder Kemper. For the six months ended March 31, 2000, the Funds made no payments to their officers and incurred trustees' fees to independent trustees.

                             High Yield Opportunity Fund           $19,531
                             High Yield Fund II                      9,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       SIX MONTHS ENDED
                                                                        MARCH 31, 2000                YEAR ENDED
                                                                         (UNAUDITED)              SEPTEMBER 30, 1999
                                       KEMPER HIGH YIELD           ------------------------    ------------------------
                                       OPPORTUNITY FUND              SHARES       AMOUNT         SHARES       AMOUNT
                                       SHARES SOLD
                                        Class A                       377,962   $ 3,140,694     1,507,482   $13,484,948
                                       --------------------------------------------------------------------------------
                                        Class B                       294,391     2,423,665     1,178,995    10,552,504
                                       --------------------------------------------------------------------------------
                                        Class C                       244,031     2,021,469       227,883     2,054,731
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                        73,241       601,556       183,460     1,638,140
                                       --------------------------------------------------------------------------------
                                        Class B                        69,495       569,997       254,355     2,288,867
                                       --------------------------------------------------------------------------------
                                        Class C                        17,401       142,703       102,076       930,103
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                    (1,071,084)   (8,854,289)   (1,062,650)   (9,528,364)
                                       --------------------------------------------------------------------------------
                                        Class B                      (620,481)   (5,100,763)     (747,786)   (6,701,325)
                                       --------------------------------------------------------------------------------
                                        Class C                      (299,302)   (2,436,430)     (173,662)   (1,544,829)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                         2,828        23,221        62,017       531,090
                                       --------------------------------------------------------------------------------
                                        Class B                        (2,828)      (23,221)      (62,017)     (531,090)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS              $(7,491,398)                $13,174,775
                                       --------------------------------------------------------------------------------

                                                                                                   FOR THE PERIOD
                                                                                                  NOVEMBER 30, 1998
                                                                     SIX MONTHS ENDED             (COMMENCEMENT OF
                                                                      MARCH 31, 2000               OPERATIONS) TO
                                                                        (UNAUDITED)              SEPTEMBER 30, 1999
                                       KEMPER HIGH               -------------------------    -------------------------
                                       YIELD FUND II               SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                   1,497,317   $ 13,058,342     7,548,250   $ 70,659,914
                                       --------------------------------------------------------------------------------
                                        Class B                   1,504,230     13,097,181     8,754,074     81,880,388
                                       --------------------------------------------------------------------------------
                                        Class C                     608,229      5,341,571     3,571,130     33,289,183
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     186,918      1,617,106       195,727      1,790,143
                                       --------------------------------------------------------------------------------
                                        Class B                     185,313      1,603,415       204,561      1,873,918
                                       --------------------------------------------------------------------------------
                                        Class C                      89,822        777,595        88,872        812,902
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (1,807,903)   (15,676,670)   (1,280,785)   (11,806,139)
                                       --------------------------------------------------------------------------------
                                        Class B                  (1,530,247)   (13,297,202)     (846,435)    (7,732,263)
                                       --------------------------------------------------------------------------------
                                        Class C                    (835,509)    (7,255,801)     (677,024)    (6,175,750)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      32,784        286,616        42,000        381,000
                                       --------------------------------------------------------------------------------
                                        Class B                     (32,788)      (286,616)      (42,000)      (381,000)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $   (734,463)                $164,592,297
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the High Yield
                             Opportunity Fund's and High Yield Fund II's custodian and transfer agent fees were reduced by $298 and $870, and $1,835 and $9,948, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The High Yield Opportunity Fund may borrow money
                             for leverage purposes up to a maximum of 20% of the total assets of the Fund including the amount borrowed. The agreement is with the Bank of America and is available through December 18, 2000. At
                             March 31, 2000 there were no loans outstanding.

                             The High Yield Fund II and several Kemper Funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
LINDA C. COUGHLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           HARRY E. RESIS, JR.
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           MAUREEN E. KANE
                                  Assistant Secretary
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYFS - 3 (5/25/00) 1111820